Managed Portfolio Series
(the "Trust")

Tortoise MLP & Pipeline Fund

Tortoise Energy Evolution Fund

Tortoise MLP & Energy Income Fund

Tortoise MLP & Energy Infrastructure Fund

Supplement dated March 9, 2021, to the Prospectus dated March 30, 2020, as amended
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The disclosure under “A Class” starting on page 70 of the Prospectus is amended to add the following language:

"Right of Reinstatement. Unless you hold A Class shares through an intermediary with a different policy set forth in Appendix A,  Fund shareholders who reinvest the entire amount of their redemption proceeds in A Class shares of the same Fund or a different Tortoise Fund, within sixty (60) days of redeeming A Class shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds provided (1) the repurchase occurs within sixty (60) days  following the redemption, (2) the redemption and purchase occur in the same account, and (3) the redeemed shares were subject to front-end sales charge or CDSC. All A Class share purchased pursuant to this reinstatement privilege may be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege."

The disclosure under “C Class” starting on page 72 of the Prospectus is amended to add the following language:

"Right of Reinstatement. Unless you hold C Class shares through an intermediary with a different policy set forth in Appendix A,  Fund shareholders who reinvest the entire amount of their redemption proceeds in C Class shares of the same Fund or a different Tortoise Fund within sixty (60) days of redeeming C Class shares of a Fund, will receive the number of shares equal in value to their reinvested redemption proceeds plus the number of shares necessary to reimburse the amount of the CDSC they paid at redemption based on the NAV per share of the particular Fund’s C Class shares at the time of reinvestment. The repurchase of shares must occur within the same account as the redemption. All C Class shares purchased pursuant to this reinstatement privilege will be liable for future CDSCs on redemptions based on the date of repurchase. You should be sure to notify the Funds’ Transfer Agent upon such a repurchase when you wish to exercise this reimbursement privilege."

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Please retain this supplement with your Prospectus
for future reference.